SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 1999

                                   ----------


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635


              Delaware                                     33-0326866
  (State or other jurisdiction of               (I.R.S. Employer Identification
   incorporation or organization)                           Number)



              99 Hayden Avenue, Suite 200, Lexington, Massachusetts
                 02421 (Address of principal executive offices)
                                   (Zip Code)


                                 (781) 860-5150
              (Registrant's telephone number, including area code)





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                               GENTA INCORPORATED
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5. Other Event............................................................3

Item 7. Exhibit................................................................3

Signature......................................................................4





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

Item 5. OTHER EVENT

        On May 10, 1999 the Company issued the press release  attached hereto as
Exhibit 99.1.

Item 7.  EXHIBIT

        99.1 Press Release dated May 10, 1999.



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

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 10, 1999

                                    GENTA INCORPORATED


                                    /s/  Kenneth G. Kasses, Ph.D.
                                    -------------------------------------
                                    Kenneth G. Kasses, Ph.D.
                                    President, Principal Executive Officer and
                                    Director



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

                                  Exhibit 99.1
                                  Press Release

AT THE COMPANY               AT THE FINANCIAL RELATIONS BOARD
--------------               --------------------------------
Tom Burger                   For General Info: Susan Jayson      (212) 661-8030
Vice President               For Analyst Info: Brian Gill        (212) 661-8030
(781) 402-3448               For Media Info:   Deanne Eagle      (212) 661-8030

FOR IMMEDIATE RELEASE:
----------------------
May 10, 1999

                GENTA COMPLETES SALE OF ASSETS OF JBL SCIENTIFIC
                ------------------------------------------------


LEXINGTON, MA, May 10, 1999 -- Genta Incorporated (Nasdaq: GNTA ) announced today that it has completed the sale of the assets of JBL Scientific, Inc., Genta's wholly-owned specialty chemicals subsidiary, to a wholly owned subsidiary of Promega Corporation of Madison, Wisconsin ("Promega").

Terms of the sale included a cash payment of approximately $5 million, a promissory note in the principal amount of $1.2 million, subject to offset under certain circumstances, and pharmaceutical development services supporting Genta's development of its lead cancer therapeutic candidate, G3139.

Kenneth G. Kasses, Ph.D., President and CEO of Genta, commented, "The transaction will permit Genta to continue the clinical trials now underway without dilution to the shareholders. We expect the funding and services provided to Genta through this sale will support our continued development of G3139 into the year 2000. We will continue to evaluate additional opportunities to enhance the value of the Company, such as development partnerships, equity funding, and in-licensing technologies."

Dr. Kasses also stated, "The acquisition of JBL's business by Promega is an excellent opportunity for the employees to achieve significant growth and success in their business. Promega should bring enhanced market reach and expertise that should greatly facilitate the growth of JBL's new products and technologies."

Genta Incorporated is a biopharmaceutical company whose strategy consists of building a product and technology portfolio concentrating on its Anticode(TM) (antisense) products intended to treat cancer at its genetic source.

The statements contained in this press release that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. Without limiting the foregoing, the words "anticipates," "believes," "expects," "intends," "may" and




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"plans"  and similar  expectations  are  intended  to  identify  forward-looking statements. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's views as of the date they are made with respect to future events, but are subject to many risks and uncertainties, which could cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements. For example, the results obtained in pre-clinical studies may not be indicative of results that will be obtained in clinical trials; Genta has not successfully completed human clinical trials of a product based on antisense technology; and delays in the completion of clinical trials as a result of delays in patient enrollment or other factors may occur. Examples of such risks and uncertainties also include, but are not limited to the obtaining of sufficient financing to maintain the Company's planned operations; the timely development, receipt of necessary regulatory approvals and acceptance of new products; the successful application of the Company's technology to produce new products; the obtaining of proprietary protection for any such technology and products; the impact of competitive products and pricing and reimbursement policies; and the changing of market conditions. The Company does not undertake to update forward-looking statements.

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